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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21308

Alger Global Focus Fund
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

ALGER

ALGER GLOBAL FOCUS FUND

SEMI-ANNUAL REPORT

APRIL 30, 2019 (UNAUDITED)

Table of Contents

ALGER GLOBAL FOCUS FUND

Shareholders’ Letter	1

Fund Highlights	8

Portfolio Summary	10

Schedule of Investments	11

Statement of Assets and Liabilities	16

Statement of Operations	18

Statements of Changes in Net Assets	19

Financial Highlights	20

Notes to Financial Statements	24

Additional Information	39

Optional Internet Availability of Alger Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of The Alger Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by signing up for paperless delivery at www.icsdelivery.com/alger.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-345-5954 or visiting fundreports.com. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the Alger Fund Complex or with your financial intermediary.

Shareholders’ Letter (Unaudited)	April 30, 2019

Dear Shareholders,

Equities Rally as Economic Recovery Marches toward 10th Birthday

During the six-month reporting period ended April 30, 2019, the economic recovery marched toward a potential mid-year milestone—its 10th birthday. Despite encouraging economic data, market pundits predictably and frequently opined that the duration of the economic recovery could point to an economic slowdown or recession leading to a bear market. Notwithstanding this sentiment, the S&P 500 Index returned 9.76% during the reporting period while, in our view, economic data continued to suggest that a recession was unlikely in the near future. During the reporting period, our investment team navigated considerable market volatility by continuing to focus on what we have done for over 50 years—fundamental stock research. We also spent time reaffirming our broad investment themes, including innovation that is surging through all economic sectors. Our continuing research resulted in us staying the course while maintaining a positive outlook for equities.

Volatility Returns

The S&P 500 Index hit a peak on October 3, 2018 and then fell 19.25% to a December 24, 2018 low of 2351.1. It then rallied 26.13% from the December 24 low until the close of markets on April 30, 2019. Emerging markets led during the reporting period with the MSCI Emerging Markets Index returning 13.89% compared to the 9.15% gain of the MSCI World Index of developed markets. From a broader perspective, international markets returned 9.39% as measured by the MSCI ACWI ex USA Index. Wise investors did not react to the sharp, yet short-term, selloff, but instead stayed focused on the long-term potential of their investments.

Staying the Course

Pessimists frequently focused on the aging of the economic recovery, but we believe that cumulative growth is a more important factor to assess. While the current recovery has been longer than typical, it has generated real cumulative growth of approximately 20% compared to growth of typically more than 35% associated with expansions occurring after 1960, according to data from the U.S. Bureau of Economic Analysis. In addition, the Conference Board Leading Economic Index, which we believe is a good indicator of future economic activity, has remained positive year over year and was up 3% as of the end of April. Since the late 1960s, recessions haven’t occurred until the index declined 3.4% on average year over year.

Market pundits also pounced upon the fourth quarter market decline as an example that the bull market was dying, but we viewed it as an opportunity to buy high-quality companies and we believed that equities could snap back. Since 1987 equity returns have averaged 19% after P/E ratios declined by double-digit amounts, according to data from FactSet Research Systems. We reasoned that with the S&P 500 Index P/E dropping 21% in the fourth quarter, the market was ready to rally. We believe the attractive P/E ratios resulting from the selloff and optimism regarding trade negotiations between the U.S. and China resulted in the strong market gains during the first four months of 2019.

Pundits also focused on declining earnings estimates later in the reporting period. By the end of the six-month reporting period ended April 30, 2019, 46% of S&P 500 companies had reported first quarter results. Based on reported results and estimates for companies that hadn’t reported, first quarter earnings were expected to decline 2.3% year over year, which would be the first year-over-year decline since the second quarter of 2016, according to FactSet Research Systems. For calendar year 2019, earnings are forecast to grow only 3% to 4% compared to 20% last year, according to FactSet Research Systems.

However, during the past 35 years, the Russell 1000 Growth Index generated a median return of 15.8% compared to 14.1% for the Russell 1000 Value Index during periods when earnings growth weakened. We believe this outperformance resulted from the less cyclical nature of growth equities and the tendency for value stocks to have more operational and financial leverage. Going forward, earnings growth is expected to strengthen and reach 8.1% in the final quarter of this year, according to FactSet Research Systems data as of the end of the six-month reporting period ended April 30, 2019.

Moderating economic growth was another concern among pundits. In March the Federal Reserve (the Fed) lowered its prior estimate for 2019 U.S. gross domestic product (GDP) growth from 2.3% to 2.1% while GDP grew 3.1% in 2018. Based on our observations of innovation that is surging through virtually all industries, we continued to believe that the economy is healthy. This belief was confirmed when first quarter 2019 GDP grew 3.2%, the strongest first quarter since 2015. In addition, with the exception of four years associated with recessions, the S&P 500 Index has generated positive gains during periods of moderating GDP growth occurring during the past 35 years.(1) We believe there is no reason to expect a recession this year and we believe that a recession is unlikely in 2020.

Going Forward

We remain optimistic due to the positive Conference Board Leading Economic Index, favorable monetary policy, potential earnings growth and most importantly, innovation that is occurring throughout the economy and supporting economic growth. Regarding monetary policy, the real fed funds rate(2) is under 1%, which we believe is encouraging. Over the past half century, every U.S. recession was preceded by a materially positive real fed funds rate of 2% or higher. For much of 2018, many market pundits thought the Fed would raise interest rates three to four times in 2019. We, on the other hand, argued and correctly predicted that this was highly unlikely and moreover that, regardless of Fed actions, interest rates would remain very low by historical standards and moderate by recent ones. We were correct. The Fed in fact has paused its rate increases since its December 2018 meeting. Oddly, the same pundits have flipped 180 degrees and suggest that the Fed might actually cut rates more than once this year. We think they are again incorrect. Our view is that we are on pause for 2019, and while there might be one more Fed rate action in the next 18 months, the direction is unclear.

We believe that when considering current interest rates and corporate earnings, equities remain very attractive. The “earnings yield” or the inverse of price-to-equity ratios for the S&P 500 Index has historically been just modestly above 10-year Treasury yields. Since the global financial crisis, however, the spread has widened and was approximately 340 basis points as of April 30, 2019, which we believe makes equities attractive relative to bonds.

We are also optimistic that earnings growth will improve when considering that certain idiosyncratic factors, such as weak semiconductor and energy sector profits, have been limiting the growth of corporate profits. As the semiconductor cycle improves and higher oil prices flow through oil and gas company financial statements, we believe overall earnings growth should improve by the end of the year. According to FactSet Research Systems consensus expectations, earnings growth could reach 8.1% for the fourth quarter of this year.

We are also optimistic because innovation is strong. The digital revolution, including the Internet of Things, cloud computing, artificial intelligence, driver assistance technology and 5G wireless communication, is helping leading corporations grow their earnings by creating new products and services that are disrupting legacy business models. In closing we intend to continue to focus on conducting in-depth fundamental research to find companies that are positioned to potentially grow their earnings by capturing market share or creating new niches with innovative products and services.

Portfolio Matters

Alger Global Focus Fund

The Alger Global Focus Fund returned 8.59% for the fiscal six-month period ended April 30, 2019, compared to the 9.67% return of the MSCI ACWI Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Consumer Discretionary and Financials. The largest sector overweight was Consumer Discretionary and the largest underweight was Materials. The Consumer Discretionary and Financials sectors provided the greatest contributions to relative performance.

From a country perspective, stock selection resulted in China, Italy, Brazil and Hong Kong providing the largest contributions to relative performance. The portfolio’s overweighting of Italy and Hong Kong was also beneficial. Among individual positions, MSCI, Inc., Cl. A; Lululemon Athletica, Inc.; Globant SA; TAL Education Group; and AIA Group Limited provided the largest contributions to performance. AIA Group Ltd. is the dominant pan-Asian life insurance provider, benefitting from its long-standing presence in the region, strong regional demographic and economic trends, as well as its ongoing investment in its premier agent network. With headquarters in Hong Kong, AIA is the only foreign financial entity to own 100% of its business in China and has a well-established presence in the fast growing Chinese/Hong Kong insurance market. In addition to the strong underlying growth of the region, in the first quarter of 2019, AIA received regulatory approval to establish two additional sales and service offices in Tianjin and Hebei, further underpinning its presence and growth in the region as the Chinese Insurance industry migrates toward a completely open marketplace.

Detractors from Performance

The Health Care and Energy sectors were among sectors that detracted from results. From a country perspective, stock selection resulted in France, Japan and the United States being among the top detractors from performance.

Among individual holdings, Eurofins Scientific Societe Europeenne; UT Group Co., Ltd.; Tiffany & Co.; Partners Group Holding AG; and Core Laboratories NV were among the top detractors from performance. UT Group is one of Japan’s premier employment outsourcing companies with a primary focus on short- and long-term contract workers for information technology, auto and general industry manufacturing positions. The recent global economic slowdown and trade tension between the U.S. and China have dented investor sentiment for the company and exacerbated the slowdown in manufacturing activity in Japan.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer
Fred Alger Management, Inc.

(1) Source: FactSet Research Systems and Alger. Periods of material slowing of GDP are defined as negative change in the annual real GDP growth rate of 50 basis points or more.

(2) Fed funds are overnight loans banks use to meet reserve requirement at the end of each day. The real rate of the fed funds is the interest rate charged for these overnight loans established by the Federal Reserve minus the year-over-year change in the PCE Price Index (personal consumption expenditure) ex food and energy.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the six-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Fund. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of Fund holdings as of April 30, 2019. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Fund during the fiscal period ended April 30, 2019.

Risk Disclosures

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

For a more detailed discussion of the risks associated with the Fund, please see the Prospectus.

Before investing, carefully consider the Fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about the Alger Global Focus Fund call us at (800) 992-3863 or visit us at www.alger. com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•                  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•                  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values.

•                  The MSCI World Index is a broad global equity benchmark that represents large and mid-cap equity performance of 23 developed market countries.

•                  The Conference Board Leading Economic Index: An index based on a variety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.

•                  The MSCI ACWI ex USA Index (gross) captures large and mid cap representation across 23 of 24 Developed Markets (DM) countries (excluding the US) and 23 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

•                  The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                  The MSCI ACWI Index (gross) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

•                  FactSet Research Systems provides data and research for investment managers, hedge funds investment bankers and other financial professionals.

FUND PERFORMANCE AS OF 3/31/19 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Global Focus Class A (Inception 11/3/03)	(11.52)%	2.69%	9.15%	7.79%
Alger Global Focus Class C (Inception 3/3/08)*	(8.14)%	3.02%	8.94%	7.39%
Alger Global Focus Class I (Inception 5/31/13)	(6.32)%	4.05%	n/a	6.46%
Alger Global Focus Class Z (Inception 5/31/13)	(6.22)%	4.26%	n/a	6.69%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Alger Global Focus Fund prior to March 28, 2018, followed different investment strategies and was managed by different portfolio managers. Prior to May 31, 2013, the Fund was named “Alger China-U.S. Growth Fund”, and from May 31, 2013 to August 15, 2018, the Fund was named “Alger Global Growth Fund”. Performance prior to March 28, 2018, reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel.

*                 Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to March 3, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER GLOBAL FOCUS FUND

Fund Highlights Through April 30, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/19

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Global Focus Fund Class A shares, with an initial maximum sales charge of 5.25%, and the MSCI ACWI Index (an unmanaged index of common stocks) for the ten years ended April 30, 2019. Alger Global Focus Fund prior to March 28, 2018, followed different investment strategies and was managed by different portfolio managers. Prior to May 31, 2013, the Fund was named “Alger China-U.S. Growth Fund”, and from May 31, 2013 to August 15, 2018, the Fund was named “Alger Global Growth Fund”. Performance prior to March 28, 2018, reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Global Focus Fund Class A shares, and the MSCI ACWI Index include reinvestment of dividends. Figures for the Alger Global Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Global Focus Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges that each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GLOBAL FOCUS FUND

Fund Highlights Through April 30, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/19

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/3/2003
Class A (Inception 11/3/03)	(8.83)%	3.92%	8.37%	8.06%
Class C (Inception 3/3/08)*	(5.38)%	4.25%	8.15%	7.65%
MSCI ACWI Index	5.63%	7.54%	11.70%	8.06%

	1 YEAR	5 YEARS	10 YEARS	Since 5/31/2013
Class I (Inception 5/31/13)	(3.52)%	5.30%	n/a	7.17%
Class Z (Inception 5/31/13)	(3.38)%	5.51%	n/a	7.40%
MSCI ACWI Index	5.63%	7.54%	n/a	8.92%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of Class A shares. Historical performance prior to March 3, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

PORTFOLIO SUMMARY†
April 30, 2019 (Unaudited)

COUNTRY	Alger Global Focus Fund
Brazil	2.2%
Canada	1.5
China	11.2
France	4.6
Germany	1.3
Greece	3.3
Hong Kong	3.0
India	3.7
Ireland	2.0
Italy	5.6
Japan	9.8
Netherlands	2.4
Poland	0.0
Russia	3.0
South Korea	2.1
Switzerland	2.1
United Kingdom	6.3
United States	32.6
Cash and Net Other Assets	3.3
100.0%

†                 Based on net assets for the Fund.

ALGER GLOBAL FOCUS FUND

Schedule of Investments April 30, 2019 (Unaudited)

COMMON STOCKS—96.1%	SHARES	VALUE
BRAZIL—2.2%

DEPARTMENT STORES—2.2%
Lojas Renner SA	45,000	$538,047
(Cost $452,313)

CANADA—1.5%

GOLD—1.5%
Kirkland Lake Gold Ltd.	11,000	355,636
(Cost $356,631)

CHINA—11.2%

BIOTECHNOLOGY—2.0%
3SBio, Inc.	260,000	480,715

DISTILLERS & VINTNERS—1.7%
Kweichow Moutai Co., Ltd., Cl. A	2,775	401,312

EDUCATION SERVICES—1.5%
TAL Education Group#,*	9,400	361,618

ENVIRONMENTAL & FACILITIES SERVICES—1.7%
Focused Photonics Hangzhou, Inc., Cl. A	106,000	400,939

INTERACTIVE MEDIA & SERVICES—2.0%
Tencent Holdings Ltd.	10,000	492,874

INTERNET & DIRECT MARKETING RETAIL—2.3%
Baozun, Inc.#,*	11,300	548,050
TOTAL CHINA (Cost $2,273,903)		2,685,508

FRANCE—4.6%

LIFE SCIENCES TOOLS & SERVICES—2.5%
Eurofins Scientific SE	1,333	610,445

RESEARCH & CONSULTING SERVICES—2.1%
Teleperformance*	2,600	499,848
TOTAL FRANCE (Cost $1,149,659)		1,110,293

GERMANY—1.3%

FOOTWEAR—1.3%
Puma SE	500	309,295
(Cost $243,791)

GREECE—3.3%

SPECIALTY STORES—3.3%
JUMBO SA	42,881	782,657
(Cost $638,376)

HONG KONG—3.0%

LIFE & HEALTH INSURANCE—3.0%
AIA Group Ltd.	69,302	709,609
(Cost $599,754)

INDIA—3.7%

CONSUMER FINANCE—2.1%
Manappuram Finance Ltd.	305,959	516,972

ALGER GLOBAL FOCUS FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—96.1% (CONT.)	SHARES	VALUE
INDIA—3.7% (CONT.)

RESEARCH & CONSULTING SERVICES—1.6%
L&T Technology Services Ltd.	15,056	$375,988
TOTAL INDIA (Cost $752,615)		892,960

IRELAND—2.0%

PACKAGED FOODS & MEATS—2.0%
Kerry Group PLC., Cl. A	4,200	470,457
(Cost $434,549)

ITALY—5.6%

APPAREL ACCESSORIES & LUXURY GOODS—3.4%
Moncler SpA	19,516	802,421

INDUSTRIAL MACHINERY—2.2%
Interpump Group SpA	14,200	534,004
TOTAL ITALY
(Cost $1,147,180)		1,336,425

JAPAN—9.8%

HUMAN RESOURCE & EMPLOYMENT SERVICES—2.1%
Recruit Holdings Co., Ltd.	17,000	511,936

INTERACTIVE HOME ENTERTAINMENT—1.9%
Nintendo Co., Ltd.	1,300	447,740

LEISURE PRODUCTS—1.3%
Shimano, Inc.	2,100	308,665

REAL ESTATE DEVELOPMENT—2.3%
Katitas Co., Ltd.	17,000	566,524

WIRELESS TELECOMMUNICATION SERVICES—2.2%
SoftBank Group Corp.	5,000	530,157
TOTAL JAPAN (Cost $2,186,298)		2,365,022

NETHERLANDS—2.4%

SEMICONDUCTORS—2.4%
NXP Semiconductors NV	5,400	570,348
(Cost $541,848)

RUSSIA—3.0%

INTERACTIVE MEDIA & SERVICES—3.0%
Yandex NV, Cl. A*	19,500	729,885
(Cost $623,412)

SOUTH KOREA—2.1%

APPAREL ACCESSORIES & LUXURY GOODS—2.1%
Fila Korea Ltd.	7,100	503,814
(Cost $474,600)

SWITZERLAND—2.1%

ASSET MANAGEMENT & CUSTODY BANKS—2.1%
Partners Group Holding AG	678	511,391
(Cost $504,382)

ALGER GLOBAL FOCUS FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

COMMON STOCKS—96.1% (CONT.)	SHARES	VALUE
UNITED KINGDOM—6.3%

DATA PROCESSING & OUTSOURCED SERVICES—1.3%
Network International Holdings PLC.*,(a)	47,118	$320,100

IT CONSULTING & OTHER SERVICES—0.9%
Endava PLC.#,*	6,599	218,229

PACKAGED FOODS & MEATS—2.1%
Nomad Foods Ltd.*	23,570	490,256

SOFT DRINKS—2.0%
Fevertree Drinks PLC.	11,900	489,269
TOTAL UNITED KINGDOM (Cost $1,433,958)		1,517,854

UNITED STATES—32.0%

APPAREL ACCESSORIES & LUXURY GOODS—2.1%
Lululemon Athletica, Inc.*	2,800	493,780

APPLICATION SOFTWARE—7.9%
Adobe, Inc.*	2,243	648,788
Cadence Design Systems, Inc.*	8,400	582,792
Palantir Technologies, Inc., Cl. A*,@,(b)	3,176	18,262
salesforce.com, Inc.*	3,961	654,951
		1,904,793
CONSUMER FINANCE—2.5%
American Express Co.	5,000	586,150

FINANCIAL EXCHANGES & DATA—1.9%
MSCI, Inc., Cl. A	1,996	449,858

HEALTH CARE SUPPLIES—1.6%
Align Technology, Inc.*	1,200	389,616

INDUSTRIAL MACHINERY—2.3%
The Middleby Corp.*	4,200	554,946

LIFE SCIENCES TOOLS & SERVICES—2.2%
Illumina, Inc.*	1,717	535,704

OIL & GAS EQUIPMENT & SERVICES—2.1%
Core Laboratories NV	8,000	507,120

OIL & GAS EXPLORATION & PRODUCTION—3.5%
Diamondback Energy, Inc.	7,992	850,269

REGIONAL BANKS—2.4%
SVB Financial Group*	2,265	570,146

SEMICONDUCTORS—1.5%
Micron Technology, Inc.*	8,400	353,304

SYSTEMS SOFTWARE—2.0%
ServiceNow, Inc.*	1,800	488,718
TOTAL UNITED STATES (Cost $7,094,969)		7,684,404
TOTAL COMMON STOCKS (Cost $20,908,238)		23,073,605

ALGER GLOBAL FOCUS FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

PREFERRED STOCKS—0.6%	SHARES	VALUE
UNITED STATES—0.6%

APPLICATION SOFTWARE—0.3%
Palantir Technologies, Inc., Cl. B*,@,(b)	12,951	$74,469

BIOTECHNOLOGY—0.3%
Prosetta Biosciences, Inc., Series D*,@,(b),(c)	33,858	68,055
TOTAL UNITED STATES (Cost $237,882)		142,524
TOTAL PREFERRED STOCKS (Cost $237,882)		142,524

SPECIAL PURPOSE VEHICLE—0.0%	SHARES	VALUE
POLAND—0.0%

CONSUMER FINANCE—0.0%
JS Kred SPV I, LLC*,@,(b)	55,986	—
(Cost $55,986)
Total Investments (Cost $21,202,106)	96.7%	$23,216,129
Affiliated Securities (Cost $152,361)		68,055
Unaffiliated Securities (Cost $21,049,745)		23,148,074
Other Assets in Excess of Liabilities	3.3%	795,668
NET ASSETS	100.0%	$24,011,797

#                 American Depositary Receipts.

(a)         Pursuant to Securities and Exchange Commission Rule 144A, this security may be sold prior to its maturity only to qualified institutional buyers. This security represents 1.3% of the net assets of the Fund.

(b)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(c)          Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 -

Affiliated Securities.

*                 Non-income producing security.

@            Restricted security - Investment in security not registered under the Securities Act of 1933. The investment may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2019
JS Kred SPV I, LLC	06/26/15	$55,986	0.15%	$0	0.00%
Palantir Technologies, Inc., Cl. A	10/07/14	20,666	0.05%	18,262	0.08%
Palantir Technologies, Inc., Cl. B	10/07/14	85,521	0.22%	74,469	0.31%
Prosetta Biosciences, Inc., Series D	02/06/15	152,361	0.40%	68,055	0.28%
Total				$160,786	0.67%

ALGER GLOBAL FOCUS FUND

Schedule of Investments April 30, 2019 (Unaudited) (Continued)

Forward Foreign Currency Contracts Outstanding as of April 30, 2019:

								Net Unrealized
		Contract Settlement		Contract Unrealized			Unrealized	Appreciation/
Buy	Counterparty	Amount	Date	Sell Amount		Appreciation	(Depreciation)	(Depreciation)
JPY	Brown Brothers Harriman & Co.	6,803,862	05/07/2019	USD	60,662	$443	—	$443
USD	Brown Brothers Harriman & Co.	209,298	05/08/2019	JPY	23,374,157	—	$(638)	(638)
Total						$443	$(638)	$(195)

Abbreviations used in this schedule:

JPY — Japanese Yen

USD — United States Dollar

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Statement of Assets and Liabilities April 30, 2019 (Unaudited)

Alger Global Focus Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$23,148,074
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedule of investments	68,055
Unrealized appreciation on forward foreign currency contracts	443
Cash and cash equivalents	865,616
Foreign cash †	3,811
Receivable for investment securities sold	1,143,251
Receivable for shares of beneficial interest sold	2,193
Dividends and interest receivable	35,523
Receivable from Investment Manager	20,985
Prepaid expenses	76,024
Total Assets	25,363,975

LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	638
Payable for investment securities purchased	1,198,994
Payable for shares of beneficial interest redeemed	7,186
Accrued investment advisory fees	16,740
Accrued transfer agent fees	14,592
Accrued distribution fees	5,994
Accrued tax	10,035
Accrued administrative fees	575
Accrued shareholder administrative fees	314
Accrued trustee fees	71
Accrued other expenses	97,039
Total Liabilities	1,352,178

NET ASSETS	$24,011,797

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	23,150,361
Distributable earnings	861,436
NET ASSETS	$24,011,797

* Identified cost	$21,049,745	(a)
** Identified cost	$152,361	(a)
† Cost of foreign cash	$3,791

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Statement of Assets and Liabilities April 30, 2019 (Unaudited) (Continued)

Alger Global Focus Fund
NET ASSETS BY CLASS:
Class A	$15,932,117
Class C	$2,789,714
Class I	$773,295
Class Z	$4,516,671

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	733,553
Class C	136,371
Class I	36,662
Class Z	203,504

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$21.72
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$22.92
Class C — Net Asset Value Per Share Class C	$20.46
Class I — Net Asset Value Per Share Class I	$21.09
Class Z — Net Asset Value Per Share Class Z	$22.19

See Notes to Financial Statements.

(a)   At April 30, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $21,278,715, amounted to $1,937,219 which consisted of aggregate gross unrealized appreciation of $2,699,170 and aggregate gross unrealized depreciation of $761,951.

ALGER GLOBAL FOCUS FUND

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

Alger Global Focus Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$66,931
Interest	6,866
Total Income	73,797

EXPENSES:
Advisory fees — Note 3(a)	92,136
Distribution fees — Note 3(c)
Class A	18,821
Class C	13,493
Class I	908
Shareholder administrative fees — Note 3(f)	1,729
Administration fees — Note 3(b)	3,167
Custodian fees	33,538
Interest expenses	27
Transfer agent fees and expenses — Note 3(f)	15,346
Printing fees	25,140
Professional fees	32,535
Registration fees	35,613
Trustee fees — Note 3(g)	420
Fund accounting fees	7,678
Miscellaneous	12,750
Total Expenses	293,301
Less, expense reimbursements/waivers — Note 3(a)	(121,538)
Net Expenses	171,763
NET INVESTMENT LOSS	(97,966)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(926,552)
Net realized gain on forward foreign currency contracts	239
Net realized (loss) on foreign currency transactions	(3,686)
Net change in unrealized appreciation on unaffiliated investments	2,950,942
Net change in unrealized (depreciation) on affiliated investments	(38,259)
Net change in unrealized (depreciation) on forward foreign currency contracts	(195)
Net change in unrealized appreciation on foreign currency	260
Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency	1,982,749
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,884,783

* Foreign withholding taxes	$7,304

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Statements of Changes in Net Assets (Unaudited)

	Alger Global Focus Fund
	For the Six Months Ended April 30, 2019	For the Year Ended October 31, 2018
Net investment loss	$(97,966)	$(55,951)
Net realized gain (loss) on investments and foreign currency	(929,999)	2,772,385
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,912,748	(4,770,503)
Net increase (decrease) in net assets resulting from operations	1,884,783	(2,054,069)
Dividends and distributions to shareholders:
Class A	(1,231,732)	(780,333)
Class C	(218,989)	(115,311)
Class I	(62,552)	(12,216)
Class Z	(376,514)	(207,829)
Total dividends and distributions to shareholders	(1,889,787)	(1,115,689)
Increase (decrease) from shares of beneficial interest transactions:
Class A	249,493	(2,282,162)
Class C	(45,287)	(459,151)
Class I	58,230	551,760
Class Z	(340,311)	587,463
Net decrease from shares of beneficial interest transactions — Note 6	(77,875)	(1,602,090)
Total decrease	(82,879)	(4,771,848)
Net Assets:
Beginning of period	24,094,676	28,866,524
END OF PERIOD	$24,011,797	$24,094,676

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class A
Alger Global Focus Fund	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$21.88	$24.76	$20.20	$20.65	$20.79	$18.76
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.09)	(0.04)	0.03	0.10	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	1.68	(1.86)	4.74	(0.55)	(0.13)	2.05
Total from investment operations	1.59	(1.90)	4.77	(0.45)	(0.14)	2.03
Dividends from net investment income	(0.14)	(0.98)	(0.21)	—	—	—
Distributions from net realized gains	(1.61)	—	—	—	—	—
Net asset value, end of period	$21.72	$21.88	$24.76	$20.20	$20.65	$20.79
Total return(iii)	8.59%	(8.03)%	23.80%	(2.18)%	(0.67)%	10.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$15,932	$15,679	$19,962	$19,805	$24,269	$30,542
Ratio of gross expenses to average net assets	2.49%	2.19%	2.48%	2.37%	2.03%	1.98%
Ratio of expense reimbursements to average net assets	(0.99)%	(0.69)%	(0.98)%	(0.87)%	(0.53)%	(0.48)%
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.86)%	(0.18)%	0.14%	0.52%	(0.07)%	(0.08)%
Portfolio turnover rate	109.62%	217.51%	134.76%	138.05%	143.87%	81.13%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class C
Alger Global Focus Fund	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$20.65	$23.41	$19.11	$19.69	$19.97	$18.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.15)	(0.22)	(0.12)	(0.04)	(0.17)	(0.16)
Net realized and unrealized gain (loss) on investments	1.57	(1.74)	4.48	(0.54)	(0.11)	1.98
Total from investment operations	1.42	(1.96)	4.36	(0.58)	(0.28)	1.82
Dividends from net investment income	—	(0.80)	(0.06)	—	—	—
Distributions from net realized gains	(1.61)	—	—	—	—	—
Net asset value, end of period	$20.46	$20.65	$23.41	$19.11	$19.69	$19.97
Total return(iii)	8.17%	(8.70)%	22.88%	(2.95)%	(1.40)%	10.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,790	$2,844	$3,673	$4,720	$4,730	$5,392
Ratio of gross expenses to average net assets	3.26%	2.94%	3.24%	3.13%	2.80%	2.75%
Ratio of expense reimbursements to average net assets	(1.01)%	(0.69)%	(0.99)%	(0.88)%	(0.55)%	(0.50)%
Ratio of net expenses to average net assets	2.25%	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of net investment loss to average net assets	(1.61)%	(0.94)%	(0.59)%	(0.23)%	(0.82)%	(0.83)%
Portfolio turnover rate	109.62%	217.51%	134.76%	138.05%	143.87%	81.13%

See Notes to Financial Statements.

(i)    Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)   Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class I
Alger Global Focus Fund	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$21.27	$24.05	$20.36	$20.78	$20.87	$18.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.06)	(0.01)	0.08	0.17	0.04	0.03
Net realized and unrealized gain (loss) on investments	1.62	(1.77)	4.64	(0.59)	(0.13)	2.06
Total from investment operations	1.56	(1.78)	4.72	(0.42)	(0.09)	2.09
Dividends from net investment income	(0.13)	(1.00)	(1.03)	—	—	—
Distributions from net realized gains	(1.61)	—	—	—	—	—
Net asset value, end of period	$21.09	$21.27	$24.05	$20.36	$20.78	$20.87
Total return(iii)	8.72%	(7.77)%	24.15%	(2.02)%	(0.43)%	11.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$773	$714	$286	$384	$1,914	$1,646
Ratio of gross expenses to average net assets	2.62%	2.19%	2.63%	2.33%	2.02%	1.94%
Ratio of expense reimbursements to average net assets	(1.40)%	(0.94)%	(1.38)%	(1.08)%	(0.77)%	(0.69)%
Ratio of net expenses to average net assets	1.22%	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.58)%	(0.04)%	0.37%	0.86%	0.17%	0.17%
Portfolio turnover rate	109.62%	217.51%	134.76%	138.05%	143.87%	81.13%

See Notes to Financial Statements.

(i)    Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)   Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z
Alger Global Focus Fund	Six months ended 4/30/2019(i)	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014
Net asset value, beginning of period	$22.37	$25.26	$20.55	$20.92	$20.95	$18.80
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.04)	0.05	0.12	0.19	0.09	0.06
Net realized and unrealized gain (loss) on investments	1.70	(1.90)	4.83	(0.56)	(0.12)	2.09
Total from investment operations	1.66	(1.85)	4.95	(0.37)	(0.03)	2.15
Dividends from net investment income	(0.23)	(1.04)	(0.24)	—	—	—
Distributions from net realized gains	(1.61)	—	—	—	—	—
Net asset value, end of period	$22.19	$22.37	$25.26	$20.55	$20.92	$20.95
Total return(iii)	8.80%	(7.67)%	24.33%	1.77%	(0.14)%	11.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,517	$4,857	$4,946	$3,563	$2,243	$1,308
Ratio of gross expenses to average net assets	2.30%	2.01%	2.35%	2.36%	2.20%	3.72%
Ratio of expense reimbursements to average net assets	(1.24)%	(0.92)%	(1.26)%	(1.31)%	(1.21)%	(2.73)%
Ratio of net expenses to average net assets	1.06%	1.09%	1.09%	1.05%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	(0.42)%	0.21%	0.53%	0.92%	0.44%	0.30%
Portfolio turnover rate	109.62%	217.51%	134.76%	138.05%	143.87%	81.13%

See Notes to Financial Statements.

(i)    Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)   Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

Alger Global Focus Fund (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board Accounting Standards Codification 946-Financial Services — Investment Companies. The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its objective by investing in equity securities in the United States and foreign countries. The Fund’s foreign investments will include securities of companies in both developed and emerging market countries. The Fund offers Class A, C, I and Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may convert to Class A shares earlier. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees (“Board”). Investments held by the Fund are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes,

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Fund’s investment adviser and officers of the Fund. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Fund’s pricing vendor, and variances between transactional prices and the previous day’s price.

The Fund will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b)    Cash and Cash Equivalents: Cash and Cash Equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c)     Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d)    Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

(e)     Forward Foreign Exchange Contracts: The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f)       Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends from net investment income, if available, annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year-end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(g)    Lending of Fund Securities: The Fund may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets including borrowings, as defined in its prospectuses. The Fund earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Fund’s Custodian (“BBH” or the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Fund may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Fund is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Fund. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of April 30, 2019.

(h)    Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Fund files income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Fund’s tax returns remains open for the tax years 2015-2018. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i)       Allocation Methods: Income, realized and unrealized gains and losses, and expenses of the Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(j)       Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of normal recurring nature.

(k)     Recent Accounting Pronouncement: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

Management is currently evaluating the application of ASU 2018-13 and its impact, if any, on the Fund’s financial statements.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2019, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Actual Rate
Alger Global Focus Fund(a)	0.80%	0.70%	0.80%

(a) Tier 1 rate is paid on assets up to $500 million, Tier 2 rate is paid on assets in excess of $500 million.

Alger Management has agreed to expense caps for the share classes, through February 28, 2021, whereby it reimburses the share classes if annualized operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividend expenses on short sales, borrowing costs, brokerage and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

							FEES WAIVED /
							REIMBURSED FOR
							THE SIX MONTHS
	CLASS						ENDED
	A	C	I		Z		APRIL 30, 2019
Alger Global Focus Fund	1.50%	2.25%	1.15	%(a)	0.99	%(b)	$121,538

(a) Prior to March 1, 2019, the expense cap for the Alger Global Focus Fund Class I was 1.25%.

(b) Prior to March 1, 2019, the expense cap for the Alger Global Focus Fund Class Z was 1.09%.

Alger Management may, during the first year of the expense reimbursement contract, recoup any expenses waived or reimbursed pursuant to the expense reimbursement contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment. For the six months ended April 30, 2019, there were no recoupments made by the Fund to the Investment Manager. As of April 30, 2019, the total repayments that may potentially be made by the Fund to the Investment Manager is $121,538 which will expire by February 28, 2020.

(b) Administration Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Fund at the annual rate of 0.0275%.

(c) Distribution/Shareholder Servicing Fees: The Fund has adopted a distribution plan pursuant to which the Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor (“Alger Inc.”) a fee at the annual rate of 0.25% of the average daily net assets of the Class A and Class I shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Fund’s shares and/or

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

(d)    Sales Charges: Purchases and sales of shares of the Fund may be subject to initial sales charges or contingent deferred sales charges. For the six months ended April 30, 2019, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc., were approximately $0 and $71, respectively. The initial sales charges and contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.

(e)     Brokerage Commissions: During the six months ended April 30, 2019, the Fund paid Alger Inc. $1,641 in connection with securities transactions.

(f)       Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of DST Asset Manager Solutions, Inc., the Fund’s transfer agent, and for other related services. The Fund compensates Alger Management at the annual rate of 0.0165% of the respective average daily net assets of Class A and Class C shares and 0.01% of the respective average daily net assets of the Class I and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Fund. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2019, Alger Management charged back $5,225 to the Fund for these services, which are included in transfer agent fees and expenses in the accompanying Statement of Operations.

(g)    Trustee Fees: Prior to January 1, 2019, each Independent Trustee receives a fee of $112,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds, The Alger Funds II and The Alger Portfolios, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

Effective January 1, 2019, each Independent Trustee receives a fee of $122,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensations of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(h) Interfund Loans: The Fund, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans as of April 30, 2019.

During the six months ended April 30, 2019, the Fund did not incur interfund loan interest expense.

(i)  Other Transactions with Affiliates: Certain officers of the Fund are directors or officers of Alger Management and Alger Inc. At April 30, 2019, Alger Management and its affiliated entities owned the following shares of the Fund:

	SHARE CLASS
	A	C	I	Z
Alger Global Focus Fund	—	—	—	16,199

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Fund, other than U.S. Government securities and short term securities, for the six months ended April 30, 2019:

	PURCHASES	SALES
Alger Global Focus Fund	$24,746,039	$26,341,829

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowings:

The Fund may borrow from the Custodian on an uncommitted basis. The Fund pays the Custodian a market rate of interest, generally based upon the London Interbank Offered Rate. The Fund may also borrow from other funds advised by Alger Management, as discussed in Note 3(h). For the six months ended April 30, 2019, the Fund had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Global Focus Fund	$1,229	4.49%

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The highest amount borrowed from the Custodian and other funds during the six months ended April 30, 2019, for the Fund was as follows:

HIGHEST BORROWING
Alger Global Focus Fund	$206,546

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. Transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Global Focus Fund
Class A:
Shares sold	16,961	$348,027	32,269	$802,013
Shares converted from Class C	—	—	1,354	34,349
Dividends reinvested	61,753	1,145,555	29,809	716,610
Shares redeemed	(61,631)	(1,244,089)	(153,090)	(3,835,134)
Net increase (decrease)	17,083	$249,493	(89,658)	$(2,282,162)
Class C:
Shares sold	4,732	$90,830	12,499	$294,789
Shares converted to Class A	—	—	(1,433)	(34,349)
Dividends reinvested	11,702	205,020	4,594	104,874
Shares redeemed	(17,795)	(341,137)	(34,829)	(824,465)
Net decrease	(1,361)	$(45,287)	(19,169)	$(459,151)
Class I:
Shares sold	4,518	$94,333	38,537	$953,093
Dividends reinvested	3,477	62,553	524	12,216
Shares redeemed	(4,888)	(98,656)	(17,389)	(413,549)
Net increase	3,107	$58,230	21,672	$551,760
Class Z:
Shares sold	18,258	$376,446	86,387	$2,240,938
Dividends reinvested	14,318	270,895	5,153	126,194
Shares redeemed	(46,163)	(987,652)	(70,272)	(1,779,669)
Net increase (decrease)	(13,587)	$(340,311)	21,268	$587,463

NOTE 7 — Income Tax Information:

At October 31, 2018, the Fund, for federal income tax purposes, had no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund on or after January 1, 2011 (Post Act) will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, the realization of unrealized appreciation of passive foreign investment companies, and partnership basis adjustments.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 8 — Fair Value Measurements

The following is a summary of the inputs used as of April 30, 2019, in valuing the Fund’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Fund has determined that presenting them by security type and sector is appropriate.

Alger Global Focus Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$2,200,656		$729,885	$1,470,771	—
Consumer Discretionary	4,648,347		2,250,790	2,397,557	—
Consumer Staples	1,851,294		490,256	1,361,038	—
Energy	1,357,389		1,357,389	—	—
Financials	3,344,126		1,606,154	1,737,972	—
Health Care	2,016,480		925,320	1,091,160	—
Industrials	2,877,661		554,946	2,322,715	—
Information Technology	3,855,492		3,837,230	—	$18,262
Materials	355,636		355,636	—	—
Real Estate	566,524		—	566,524	—
TOTAL COMMON STOCKS	$23,073,605		$12,107,606	$10,947,737	$18,262
PREFERRED STOCKS
Health Care	68,055		—	—	68,055
Information Technology	74,469		—	—	74,469
TOTAL PREFERRED STOCKS	$142,524		—	—	$142,524
SPECIAL PURPOSE VEHICLE
Financials	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$23,216,129		$12,107,606	$10,947,737	$160,786
FINANCIAL DERIVATIVE INSTRUMENTS . ASSETS
Forward Foreign Currency Contracts	$443		—	$443	—
FINANCIAL DERIVATIVE INSTRUMENTS . LIABILITIES
Forward Foreign Currency Contracts	$638		—	$638	—

*Alger Global Focus Fund’s holdings of JS Kred SPV I, LLC shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2019.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Global Focus Fund	Common Stocks
Opening balance at November 1, 2018	$18,262
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	18,262
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$—

Alger Global Focus Fund	Preferred Stocks
Opening balance at November 1, 2018	$180,783
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(38,259)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	142,524
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$(38,259)

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Global Focus Fund	Special Purpose Vehicle
Opening balance at November 1, 2018	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2019	0	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2019	$—

*Includes securities that are fair valued at zero.

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of April 30, 2019. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

	Fair Value	Valuation	Unobservable		Weighted
	April 30, 2019	Methodology	Input	Range/Input	Average Inputs
Alger Global Focus Fund
Common Stock	$18,262	Market Approach	Market Quotation	N/A*	N/A
Preferred Stocks	68,055	Income Approach	Discount Rate	48.00%-53.00%	N/A
Preferred Stocks	74,469	Market Approach	Market Quotation	N/A*	N/A
Special Purpose Vehicle	0	Market Approach	Revenue Multiple	4.55x-5.05x	N/A

*The Fund utilized a market approach to fair value this security. The significant unobservable input used in the valuation model was a private sale available to the Fund at April 30, 2019.

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

During the six months ended April 30, 2019, the Fund transferred securities totaling $470,457 from Level 1 to Level 2 and $309,295 from Level 2 to Level 1, utilizing fair value adjusted prices and exchange listed prices, respectively.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2019, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign Cash and Cash Equivalents	$869,427	$3,811	$865,616	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward foreign currency contracts - In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency contracts. Additionally, the Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuation.

Alger Global Focus Fund	ASSET DERIVATIVES 2019		LIABILITY DERIVATIVES 2019
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Total	Unrealized appreciation on forward foreign currency contracts	$443	Unrealized depreciation on forward foreign currency contracts	$(638)
Forward Foreign Currency Contracts		$443		$(638)

For the six months ended April 30, 2019, the average notional amount of forward foreign currency contracts outstanding for Alger Global Focus Fund was $141,719. Forward foreign currency contracts were held during 2 months of the period. The effect of derivative instruments on the accompanying Statement of Operations for the six months ended April 30, 2019, is as follows:

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NET CHANGE IN UNREALIZED DEPRECIATION ON DERIVATIVES

Alger Global Focus Fund

Derivatives not accounted for as hedging instruments
Forward Foreign Currency Contracts	$(195)
Total	$(195)

NET REALIZED GAIN ON DERIVATIVES

Alger Global Focus Fund

Derivatives not accounted for as hedging instruments
Forward Foreign Currency Contracts	$239
Total	$239

The Fund’s Forward Foreign Currency Contracts were not subject to any rights of offset with any counterparty.

NOTE 10 — Principal Risks:

Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Emerging Markets securities involves special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Fund because the Fund or its affiliates owned 5% or more of the issuer’s voting securities during all or part of the for the six months ended April 30, 2019. Purchase and sale transactions, interest income and dividend income earned during the period were as follows:

Security	Shares/ Par at October 31, 2018	Purchases/ Conversion	Sales/ Conversion	Shares/ Par at April 30, 2019	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at April 30, 2019
Alger Global Focus Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	33,858	—	—	33,858	—	—	$(38,259)	$68,055
Total					—	—	$(38,259)	$68,055

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 12 — Subsequent Events:

Management of the Fund has evaluated events that have occurred subsequent to April 30, 2019, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure other than the Fund entering into a new transfer agency agreement with UMB Fund Services, Inc. effective October 5, 2019.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2018 and ending April 30, 2019.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During the Six Months Ended April 30, 2019(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2019(b)
Alger Global Focus Fund
Class A	Actual	$1,000.00	1,029.00	$7.55	1.50%
	Hypothetical(c)	1,000.00	1,017.36	7.50	1.50
Class C	Actual	1,000.00	1,071.80	11.56	2.25
	Hypothetical(c)	1,000.00	1,013.64	11.23	2.25
Class I	Actual	1,000.00	1,087.20	6.31	1.22
	Hypothetical(c)	1,000.00	1,018.74	6.11	1.22
Class Z	Actual	1,000.00	1,088.00	5.49	1.06
	Hypothetical(c)	1,000.00	1,019.54	5.31	1.06

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Annualized.

(c) 5% annual return before expenses.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?

We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes — information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc., Weatherbie Capital, LLC and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Fund’s website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes its complete schedule of portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT. Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund’s Forms N-CSR, N-PORT and N-Q are available online on the SEC’s website at www.sec.gov.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund’s policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer, President, Secretary or Assistant Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure,

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Fund routinely provides to shareholders, the Investment Manager may make additional statistical information available regarding the Fund. Such information may include, but not be limited to, characteristics of the Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Fund at (800) 992-3863 to obtain such information.

ALGER GLOBAL FOCUS FUND

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

Attn: Alger Funds

430 W 7th Street

STE 219432

Kansas City, MO 64105-1407

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of Alger Global Focus Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

on recycled paper
PRINTED WITH
SOY INK
AGSAR

ITEM 2.  CODE OF ETHICS.
Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a)          (3) Not applicable

(a)         (4) Not applicable

(b)         Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger Global Focus Fund

By:	/s/Hal Liebes
Hal Liebes
President

Date:  June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes
Hal Liebes
President

Date:  June 25, 2019

By:	/s/Michael D. Martins
Michael D. Martins
Treasurer

Date:  June 25, 2019